UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7162

Salomon Brothers High Income Fund Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY			10004
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Salomon Brothers Asset Management Inc. 300 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 725-6666

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2006

ITEM 1.  REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Salomon Brothers
High Income Fund Inc.

SEMI-ANNUAL
REPORT

June 30, 2006

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Salomon Brothers High Income Fund Inc.

Semi-Annual Report • June 30, 2006

What’s Inside

Fund Objective

The Fund seeks to maintain a high level of current income by investing at least 80% of its total assets in high-yield debt securities issued by U.S. corporations and foreign governments. As a secondary objective, the Fund seeks capital appreciation.

Letter from the Chairman	I

Fund at a Glance	1

Schedule of Investments	2

Statement of Assets and Liabilities	20

Statement of Operations	21

Statements of Changes in Net Assets	22

Financial Highlights	23

Notes to Financial Statements	24

Board Approval of Management and Subadvisory Agreement	31

Additional Shareholder Information	34

Dividend Reinvestment Plan	35

“Smith Barney”, “Salomon Brothers” and “Citi” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment managers. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy appeared to be on solid footing during the six-month reporting period. After gross domestic product (“GDP”)(i) rose 1.7% in the fourth quarter of 2005—the first quarter in which GDP growth did not surpass 3.0% in nearly three years—the economy rebounded sharply in the first quarter of 2006. During this time, GDP rose 5.6%, its best showing since the third quarter of 2003. Both strong consumer and business spending prompted the economic turnaround. In the second quarter of 2006, GDP growth was a more modest 2.5%, according to the Commerce Department’s initial reading for the period. The decline was largely attributed to lower consumer spending, triggered by higher interest rates and oil prices, as well as a cooling housing market. In addition, business spending fell during the quarter.

The Federal Reserve Board (“Fed”)(ii) continued to raise interest rates during the reporting period. Despite the “changing of the guard” from Fed Chairman Alan Greenspan to Ben Bernanke in early 2006, it was “business as usual” for the Fed, as it raised short-term interest rates four times during the period. Since it began its tightening campaign in June 2004, the Fed has increased rates 17 consecutive times, bringing the federal funds rate(iii) from 1.00% to 5.25%. Coinciding with its latest rate hike in June 2006, the Fed said: “The extent and timing of any additional firming...will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information.”

Both short- and long-term yields rose over the reporting period, causing the overall bond market to decline. During the six months ended June 30, 2006, two-year Treasury yields increased from 4.41% to 5.16%. Over the same period, 10-year Treasury yields moved from 4.39% to 5.15%. Short-term rates rose in concert with the Fed’s repeated rate hikes, while long-term rates rose on fears of mounting inflationary pressures. Looking at the six-month period as a whole, the

Salomon Brothers High Income Fund, Inc. I

overall bond market, as measured by the Lehman Brothers U.S. Aggregate Index,(iv) returned –0.72%.

The high yield bond market generated positive returns during the reporting period, supported by strong corporate profits and overall low default rates. These factors tended to overshadow several company specific issues, mostly in the automobile industry, and a decline late in the period. During the six month period ended June 30, 2006, the Citigroup High Yield Market Index(v) returned 2.86%.

Because of weakness late in the reporting period, emerging markets debt produced negative results over the six-month period, as the JPMorgan Emerging Markets Bond Index Global(vi) returned –0.69%. A strong global economy, solid domestic spending and high energy and commodity prices supported many emerging market countries. However, in our opinion, these positives were not enough to offset the negatives associated with rising U.S. interest rates.

Performance Review

For the six months ended June 30, 2006, the Salomon Brothers High Income Fund Inc. returned 1.96%, based on its net asset value (“NAV”)(vii) and 4.26% based on its New York Stock Exchange (“NYSE”) market price per share. In comparison, the Fund’s unmanaged benchmarks, the Citigroup High Yield Market Index and the JPMorgan Emerging Markets Bond Index Plus(viii), returned 2.86% and –0.72%, respectively, for the same period. The Lipper High Current Yields Closed-End Funds Category Average(ix) increased 3.57% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV per share.

During this six-month period, the Fund made distributions to shareholders totaling $0.3360 per share, (which may have included a return of capital). The performance table on the next page shows the Fund’s six-month total return based on its NAV and market price as of June 30, 2006. Past performance is no guarantee of future results.

II             Salomon Brothers High Income Fund Inc.

Performance Snapshot as of June 30, 2006 (unaudited)

Price Per Share	Six-Month Total Return
$10.37 (NAV)	1.96%
$9.04 (Market Price)	4.26%

All figures represent past performance and are not a guarantee of future results.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares.

Special Shareholder Notices

Following the purchase of substantially all of Citigroup Inc.’s (“Citigroup”) asset management business in December 2005, Legg Mason, Inc. (“Legg Mason”) undertook an internal reorganization to consolidate the advisory services provided to the legacy Citigroup funds through a more limited number of advisers. As part of this reorganization, at meetings held during June and July 2006, the Fund’s Board approved a new management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”), under which LMPFA will act as the investment adviser for the Fund effective August 1, 2006.

The Fund’s Board also approved a new sub-advisory agreement for the Fund between LMPFA and Western Asset Management Company (“Western Asset”). LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason. The portfolio managers who are responsible for the day-to-day management of the Fund will remain the same immediately prior to and immediately after the date of these changes.

LMPFA will provide administrative and certain oversight services to the Fund. LMPFA will delegate to Western Asset, as applicable, the day-to-day portfolio management of the Fund. The management fees for the Fund will remain unchanged.

In addition to these advisory changes, it is expected that the Fund’s name will change to Western Asset High Income Fund Inc. in October 2006.

Salomon Brothers High Income Fund Inc.       III

Information About Your Fund

As you may be aware, several issues in the mutual fund industry (not directly affecting closed-end investment companies, such as this Fund) have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s Manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the open-end funds’ response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations, or whether these may affect the Fund.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

Looking for Additional Information?

The Fund is traded under the symbol “HIF” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol XHIFX on most financial websites. Barron’s and The Wall Street Journal’s Monday editions carry closed-end fund tables that will provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/InvestorServices.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

IV            Salomon Brothers High Income Fund Inc.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

July 28, 2006

Salomon Brothers High Income Fund Inc.       V

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging or developing markets. High yield bonds involve greater credit and liquidity risks than investment grade bonds. Investors could lose money on their investment in the Fund.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

(i)	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

(ii)

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

(iii)	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

(iv)

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

(v)	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

(vi)

JPMorgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local currency instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

(vii)

NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

(viii)

The JPMorgan Emerging Markets Bond Index Plus is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets.

(ix)

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended June 30, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 7 funds in the Fund’s Lipper category.

VI            Salomon Brothers High Income Fund Inc.

Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments (Excludes Securities Purchased from Securities Lending Collateral)

Salomon Brothers High Income Fund Inc. 2006 Semi-Annual Report         1

Schedule of Investments (June 30, 2006) (unaudited)
SALOMON BROTHERS HIGH INCOME FUND INC.

Face Amount	Security	Value

CORPORATE BONDS & NOTES — 82.3%
Aerospace & Defense — 1.1%
$90,000	Alliant Techsystems Inc., Senior Subordinated Notes, 6.750% due 4/1/16	$86,850
	DRS Technologies Inc., Senior Subordinated Notes:
85,000	6.625% due 2/1/16	82,662
150,000	7.625% due 2/1/18	150,000
250,000	L-3 Communications Corp., Senior Subordinated Notes, 7.625% due 6/15/12	255,000
	Total Aerospace & Defense	574,512

Airlines — 0.5%
100,000	American Airlines Inc., Pass-Through Certificates, Series 2001-02, Class C, 7.800% due 10/1/06	100,188
	Continental Airlines Inc., Pass-Through Certificates:
23,093	Series 1998-1, Class C, 6.541% due 9/15/09	21,895
77,387	Series 2000-2, Class C, 8.312% due 4/2/11	73,399
85,000	Series 2001-2, Class D, 7.568% due 12/1/06	84,837
	Total Airlines	280,319

Auto Components — 1.0%
110,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	104,500
100,000	Tenneco Automotive Inc., Senior Secured Notes, Series B, 10.250% due 7/15/13	110,125
	TRW Automotive Inc.:
25,000	Senior Notes, 9.375% due 2/15/13	26,687
50,000	Senior Subordinated Notes, 11.000% due 2/15/13	54,875
250,000	Visteon Corp., Senior Notes, 8.250% due 8/1/10	235,000
	Total Auto Components	531,187

Automobiles — 2.6%
	Ford Motor Co.:
50,000	Debentures, 8.900% due 1/15/32	40,125
1,415,000	Notes, 7.450% due 7/16/31	1,029,412
	General Motors Corp., Senior Debentures:
75,000	8.250% due 7/15/23	59,438
340,000	8.375% due 7/15/33	275,400
	Total Automobiles	1,404,375

Biotechnology — 0.0%
15,000	Angiotech Pharmaceuticals Inc., Senior Subordinated Notes, 7.750% due 4/1/14 (a)	14,400

See Notes to Financial Statements.

2              Salomon Brothers High Income Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Face Amount	Security	Value

Building Products — 1.6%
	Associated Materials Inc.:
$25,000	Senior Discount Notes, step bond to yield 15.827% due 3/1/14	$15,187
240,000	Senior Subordinated Notes, 9.750% due 4/15/12	240,000
75,000	Jacuzzi Brands Inc., Secured Notes, 9.625% due 7/1/10	79,594
330,000	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14	320,925
225,000	Ply Gem Industries Inc., Senior Subordinated Notes, 9.000% due 2/15/12	205,875
	Total Building Products	861,581

Capital Markets — 0.5%
130,000	BCP Crystal U.S. Holdings Corp., Senior Subordinated Notes, 9.625% due 6/15/14	141,700
140,000	E*TRADE Financial Corp., Senior Notes, 7.375% due 9/15/13	140,700
	Total Capital Markets	282,400

Chemicals — 3.9%
375,000	Airgas Inc., Senior Subordinated Notes, 9.125% due 10/1/11	394,219
175,000	Equistar Chemicals LP, Senior Notes, 10.625% due 5/1/11	188,781
	Huntsman International LLC, Senior Subordinated Notes:
124,000	10.125% due 7/1/09	126,480
75,000	7.375% due 1/1/15 (a)	70,687
25,000	IMC Global Inc., Senior Notes, 10.875% due 8/1/13	27,938
175,000	Innophos Inc., Senior Subordinated Notes, 8.875% due 8/15/14	173,250
	Lyondell Chemical Co., Senior Secured Notes:
59,000	9.500% due 12/15/08	60,918
100,000	11.125% due 7/15/12	109,000
150,000	Methanex Corp., Senior Notes, 8.750% due 8/15/12	161,812
200,000	Millennium America Inc., Senior Notes, 9.250% due 6/15/08	206,000
365,000	Montell Finance Co. BV, 8.100% due 3/15/27 (a)	332,150
	Rhodia SA:
66,000	Senior Notes, 10.250% due 6/1/10	70,785
166,000	Senior Subordinated Notes, 8.875% due 6/1/11	166,207
	Total Chemicals	2,088,227

Commercial Banks — 0.1%
70,000	Russian Agricultural Bank, Notes, 7.175% due 5/16/13 (a)	69,563

Commercial Services & Supplies — 1.9%
100,000	Allied Security Escrow Corp., Senior Subordinated Notes, 11.375% due 7/15/11	97,500
425,000	Allied Waste North America Inc., Senior Secured Notes, Series B, 7.375% due 4/15/14	405,875
150,000	Brand Services Inc., Senior Notes, 12.000% due 10/15/12	169,875
65,000	NationsRent Inc., Senior Subordinated Notes, 9.500% due 5/1/15	69,062
270,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16 (a)	277,425
	Total Commercial Services & Supplies	1,019,737

See Notes to Financial Statements.

Salomon Brothers High Income Fund Inc. 2006 Semi-Annual Report         3

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Face Amount	Security	Value

Communications Equipment — 0.9%
$550,000	Lucent Technologies Inc., Debentures, 6.450% due 3/15/29	$470,250

Computers & Peripherals — 0.8%
85,000	Seagate Technology HDD Holdings, Senior Notes, 8.000% due 5/15/09	87,550
	SunGard Data Systems Inc.:
150,000	Senior Notes, 9.125% due 8/15/13 (a)	156,375
175,000	Senior Subordinated Notes, 10.250% due 8/15/15 (a)	181,781
	Total Computers & Peripherals	425,706

Construction Materials — 0.1%
80,000	NTK Holdings Inc., Senior Discount Notes, step bond to yield 10.867% due 3/1/14	58,300

Consumer Finance — 3.9%
	Ford Motor Credit Co.:
	Notes:
100,000	7.875% due 6/15/10	92,325
220,000	7.000% due 10/1/13	189,596
257,975	Senior Notes, 10.486% due 6/15/11 (a)(b)	259,155
	General Motors Acceptance Corp.:
1,180,000	Bonds, 8.000% due 11/1/31	1,137,150
420,000	Notes, 6.875% due 8/28/12	396,194
	Total Consumer Finance	2,074,420

Containers & Packaging — 2.4%
200,000	Berry Plastics Corp., Senior Subordinated Notes, 10.750% due 7/15/12	217,500
225,000	Graham Packaging Co. Inc., Senior Subordinated Notes, 9.875% due 10/15/14	223,875
	Graphic Packaging International Corp.:
25,000	Senior Notes, 8.500% due 8/15/11	25,062
200,000	Senior Subordinated Notes, 9.500% due 8/15/13	199,000
150,000	Owens-Brockway Glass Container Inc., Senior Notes, 6.750% due 12/1/14	139,875
50,000	Owens-Illinois Inc., Debentures, 7.500% due 5/15/10	49,125
85,000	Plastipak Holdings Inc., Senior Notes, 8.500% due 12/15/15 (a)	85,425
40,000	Pliant Corp., Senior Secured Second Lien Notes, 11.125% due 9/1/09 (c)	42,400
100,000	Radnor Holdings Corp., Senior Notes, 11.000% due 3/15/10	39,500
210,000	Smurfit-Stone Container Enterprises Inc., Senior Notes, 8.375% due 7/1/12	199,500
30,000	Stone Container Finance Co. of Canada II, Senior Notes, 7.375% due 7/15/14	26,700
50,000	Tekni-Plex Inc., Senior Subordinated Notes, Series B, 12.750% due 6/15/10	35,500
	Total Containers & Packaging	1,283,462

Diversified Consumer Services — 1.0%
115,000	Education Management LLC/Education Management Corp., Senior Notes, 8.750% due 6/1/14 (a)	114,425

See Notes to Financial Statements.

4              Salomon Brothers High Income Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Face Amount	Security	Value

Diversified Consumer Services — 1.0% (continued)
	Hertz Corp.:
$150,000	Senior Notes, 8.875% due 1/1/14 (a)	$154,500
270,000	Senior Subordinated Notes, 10.500% due 1/1/16 (a)	287,550
	Total Diversified Consumer Services	556,475

Diversified Financial Services — 2.9%
	Alamosa Delaware Inc.:
16,000	Senior Discount Notes, 12.000% due 7/31/09	17,040
162,000	Senior Notes, 11.000% due 7/31/10	178,200
200,000	Atlantic Broadband Finance LLC, Senior Subordinated Notes, 9.375% due 1/15/14	189,000
100,000	CCM Merger Inc., Notes, 8.000% due 8/1/13 (a)	95,000
45,000	Citisteel USA Inc., Senior Secured Notes, 15.000% due 10/1/10 (a)(e)	45,000
195,000	H&E Equipment Services LLC/H&E Finance Corp., Senior Notes, 11.125% due 6/15/12	215,338
125,000	Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, Senior Secured Notes, 9.000% due 7/15/14	127,187
105,000	Hughes Network Systems LLC/HNS Finance Corp., Senior Notes, 9.500% due 4/15/14 (a)	103,425
100,000	Nell AF SARL, Senior Notes, 8.375% due 8/15/15 (a)	96,625
20,000	UCAR Finance, Inc., Senior Notes, 10.250% due 2/15/12	21,200
90,000	UGS Corp., 10.000% due 6/1/12	97,200
300,000	Vanguard Health Holdings Co. I LLC, Senior Discount Notes, step bond to yield 10.030% due 10/1/15	213,000
125,000	Vanguard Health Holdings Co. II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	125,313
	Total Diversified Financial Services	1,523,528

Diversified Telecommunication Services — 4.8%
	Cincinnati Bell Inc.:
170,000	7.000% due 2/15/15	161,075
10,000	Senior Subordinated Notes, 8.375% due 1/15/14	9,900
145,000	Citizens Communications Co., Senior Notes, 9.000% due 8/15/31	147,538
125,000	Hawaiian Telcom Communications Inc., Senior Subordinated Notes, Series B, 12.500% due 5/1/15	131,563
175,000	Insight Midwest LP/Insight Capital Inc., Senior Notes, 10.500% due 11/1/10	183,312
	Intelsat Bermuda Ltd., Senior Notes:
160,000	9.250% due 6/15/16 (a)	166,000
335,000	11.250% due 6/15/16 (a)	345,050
90,000	Intelsat Ltd., Notes, 7.625% due 4/15/12	74,700
110,000	Nordic Telephone Co. Holdings, Senior Notes, 8.875% due 5/1/16 (a)	113,575
65,000	PanAmSat Corp., Senior Notes, 9.000% due 8/15/14	66,300
	Qwest Communications International Inc., Senior Notes:
20,000	7.500% due 2/15/14	19,600
55,000	Series B, 7.500% due 2/15/14	53,900

See Notes to Financial Statements.

Salomon Brothers High Income Fund Inc. 2006 Semi-Annual Report         5

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Face Amount	Security	Value

Diversified Telecommunication Services — 4.8% (continued)
	Qwest Corp.:
$295,000	Debentures, 6.875% due 9/15/33	$256,650
375,000	Notes, 8.875% due 3/15/12	397,500
220,000	Southwestern Bell Telephone Co., Debentures, 7.000% due 11/15/27	218,296
275,000	Telcordia Technologies Inc., Senior Subordinated Notes, 10.000% due 3/15/13 (a)	233,750
	Total Diversified Telecommunication Services	2,578,709

Electric Utilities — 0.6%
29,000	Enersis SA, Bonds, 7.375% due 1/15/14	29,409
66,749	Midwest Generation LLC, Pass-Through Certificates, Series B, 8.560% due 1/2/16	70,128
225,000	Mirant Americas Generation LLC, Senior Notes, 9.125% due 5/1/31	219,375
	Total Electric Utilities	318,912

Energy Equipment & Services — 0.4%
176,000	Dresser-Rand Group Inc., Senior Subordinated Notes, 7.375% due 11/1/14	168,960
25,000	Pride International Inc., Senior Notes, 7.375% due 7/15/14	25,250
	Total Energy Equipment & Services	194,210

Food Products — 0.7%
	Dole Food Co. Inc., Senior Notes:
125,000	7.250% due 6/15/10	112,500
50,000	8.875% due 3/15/11	47,125
200,000	Pinnacle Foods Holding Corp., Senior Subordinated Notes, 8.250% due 12/1/13	197,500
	Total Food Products	357,125

Health Care Providers & Services — 4.0%
200,000	AmeriPath Inc., Senior Subordinated Notes, 10.500% due 4/1/13	210,750
285,000	DaVita Inc., Senior Subordinated Notes, 7.250% due 3/15/15	275,025
95,000	Extendicare Health Services Inc., Senior Notes, 9.500% due 7/1/10	99,631
	HCA Inc.:
125,000	Debentures, 7.500% due 12/15/23	116,495
	Notes:
275,000	6.375% due 1/15/15	256,176
50,000	6.500% due 2/15/16	46,481
25,000	7.690% due 6/15/25	23,750
200,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	197,000
	Tenet Healthcare Corp., Senior Notes:
200,000	7.375% due 2/1/13	183,500
370,000	9.875% due 7/1/14	371,850
125,000	6.875% due 11/15/31	100,625
275,000	Triad Hospitals Inc., Senior Subordinated Notes, 7.000% due 11/15/13	268,812
	Total Health Care Providers & Services	2,150,095

See Notes to Financial Statements.

6              Salomon Brothers High Income Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Face Amount	Security	Value

Hotels, Restaurants & Leisure — 7.3%
$250,000	AMF Bowling Worldwide Inc., Senior Subordinated Notes, 10.000% due 3/1/10	$256,875
125,000	Boyd Gaming Corp., Senior Subordinated Notes, 6.750% due 4/15/14	119,219
	Caesars Entertainment Inc., Senior Subordinated Notes:
300,000	8.875% due 9/15/08	315,750
125,000	8.125% due 5/15/11	132,344
200,000	Carrols Corp., Senior Subordinated Notes, 9.000% due 1/15/13	201,500
225,000	Denny’s Holdings Inc., Senior Notes, 10.000% due 10/1/12	225,000
175,000	Herbst Gaming Inc., Senior Subordinated Notes, 7.000% due 11/15/14	167,125
175,000	Hilton Hotels Corp., Notes, 7.625% due 12/1/12	181,270
150,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10	160,125
95,000	Kerzner International Ltd., Senior Subordinated Notes, 6.750% due 10/1/15	99,631
200,000	Las Vegas Sands Corp., Senior Notes, 6.375% due 2/15/15	186,500
	MGM MIRAGE Inc.:
	Senior Notes:
75,000	6.750% due 9/1/12	72,563
75,000	6.625% due 7/15/15	70,313
50,000	Senior Subordinated Notes, 9.750% due 6/1/07	51,625
	Mohegan Tribal Gaming Authority, Senior Subordinated Notes:
125,000	7.125% due 8/15/14	121,563
100,000	6.875% due 2/15/15	94,750
225,000	Penn National Gaming Inc., Senior Subordinated Notes, 6.750% due 3/1/15	210,937
225,000	Pinnacle Entertainment Inc., Senior Subordinated Notes, 8.250% due 3/15/12	226,687
210,000	Pokagon Gaming Authority, Senior Notes, 10.375% due 6/15/14 (a)	218,137
20,000	River Rock Entertainment Authority, Senior Notes, 9.750% due 11/1/11	21,150
150,000	Sbarro Inc., Senior Notes, 11.000% due 9/15/09	153,562
225,000	Starwood Hotels & Resorts Worldwide Inc., Senior Notes, 7.875% due 5/1/12	235,969
	Station Casinos Inc., Senior Subordinated Notes:
175,000	6.500% due 2/1/14	163,625
25,000	6.875% due 3/1/16	23,438
50,000	6.625% due 3/15/18	45,500
125,000	Tunica-Biloxi Gaming Authority, Senior Notes, 9.000% due 11/15/15 (a)	128,750
	Total Hotels, Restaurants & Leisure	3,883,908

Household Durables — 2.1%
20,000	American Greetings Corp., Senior Notes, 7.375% due 6/1/16	20,200
	Beazer Homes USA Inc., Senior Notes:
15,000	6.875% due 7/15/15	13,725
100,000	8.125% due 6/15/16 (a)	96,625
1,000,000	Holt Group Inc., Senior Notes, 9.750% due 1/15/06 (c)(d)(f)	0
	Interface Inc.:
125,000	Senior Notes, 10.375% due 2/1/10	137,344
75,000	Senior Subordinated Notes, 9.500% due 2/1/14	77,813

See Notes to Financial Statements.

Salomon Brothers High Income Fund Inc. 2006 Semi-Annual Report         7

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Face Amount	Security	Value

Household Durables — 2.1% (continued)
	K Hovnanian Enterprises Inc., Senior Notes:
$150,000	7.500% due 5/15/16	$139,875
205,000	8.625% due 1/15/17	204,487
200,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	204,500
200,000	Sealy Mattress Co., Senior Subordinated Notes, 8.250% due 6/15/14	201,000
	Total Household Durables	1,095,569

Household Products — 0.6%
	Nutro Products Inc.:
25,000	Senior Notes, 9.230% due 10/15/13 (a)(b)	25,594
55,000	Senior Subordinated Notes, 10.750% due 4/15/14 (a)	56,856
	Spectrum Brands Inc., Senior Subordinated Notes:
155,000	8.500% due 10/1/13	133,300
2,000	7.375% due 2/1/15	1,635
105,000	Visant Holding Corp., Senior Notes, 8.750% due 12/1/13 (a)	101,850
	Total Household Products	319,235

Independent Power Producers & Energy Traders — 3.7%
50,000	AES China Generating Co., Ltd., Class A, 8.250% due 6/26/10	49,502
	AES Corp.:
	Senior Notes:
125,000	8.750% due 6/15/08	129,688
50,000	9.500% due 6/1/09	53,250
100,000	9.375% due 9/15/10	107,500
20,000	8.875% due 2/15/11	21,100
135,000	7.750% due 3/1/14	136,350
40,000	Senior Secured Notes, 9.000% due 5/15/15 (a)	43,200
125,000	Calpine Generating Co. LLC, Senior Secured Notes, 14.120% due 4/1/11 (b)	131,562
	Dynegy Holdings Inc., Senior Debentures:
100,000	7.125% due 5/15/18	88,000
400,000	7.625% due 10/15/26	352,000
	Edison Mission Energy, Senior Notes:
175,000	7.730% due 6/15/09	177,625
25,000	7.500% due 6/15/13 (a)	24,625
150,000	7.750% due 6/15/16 (a)	148,125
	NRG Energy Inc., Senior Notes:
75,000	7.250% due 2/1/14	73,313
480,000	7.375% due 2/1/16	469,200
	Total Independent Power Producers & Energy Traders	2,005,040

See Notes to Financial Statements.

8              Salomon Brothers High Income Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Face Amount	Security	Value

Industrial Conglomerates — 0.4%
$125,000	Moll Industries Inc., Senior Subordinated Notes, 10.500% due 7/1/08 (c)(d)(f)	$0
200,000	Sequa Corp., Senior Notes, 9.000% due 8/1/09	212,000
	Total Industrial Conglomerates	212,000

Insurance — 0.4%
205,000	Crum & Forster Holdings Corp., Senior Notes, 10.375% due 6/15/13	209,613

Internet & Catalog Retail — 0.1%
70,000	FTD Inc., Senior Subordinated Notes, 7.750% due 2/15/14	69,300

Machinery — 1.3%
	Case New Holland Inc., Senior Notes:
25,000	9.250% due 8/1/11	26,438
100,000	7.125% due 3/1/14 (a)	96,000
20,000	Commercial Vehicle Group Inc., Senior Notes, 8.000% due 7/1/13	19,250
100,000	Invensys PLC, Senior Notes, 9.875% due 3/15/11 (a)	109,000
50,000	Mueller Group Inc., Senior Subordinated Notes, 10.000% due 5/1/12	54,000
225,000	Mueller Holdings Inc., Discount Notes, step bond to yield 13.719% due 4/15/14	190,125
167,000	Terex Corp., Senior Subordinated Notes, Series B, 10.375% due 4/1/11	177,437
	Total Machinery	672,250

Media — 9.9%
170,000	Affinion Group Inc., 10.125% due 10/15/13 (a)	171,700
	AMC Entertainment Inc.:
25,000	Senior Notes, Series B, 8.625% due 8/15/12	25,813
275,000	Senior Subordinated Notes, 11.000% due 2/1/16	295,625
164,342	CanWest Media Inc., Senior Subordinated Notes, 8.000% due 9/15/12	163,520
25,000	CCH I Holdings LLC, Senior Accreting Notes, 13.500% due 1/15/14	16,750
75,000	CCH I Holdings LLC/CCH I Holdings Capital Corp., Senior Accreting Notes, step bond to yield 17.441% due 1/15/15	40,125
20,000	CCH I LLC/CCH Capital Corp., Senior Secured Notes, 11.000% due 10/1/15	17,600
	Charter Communications Holdings II LLC/Charter Communications Holdings II Capital Corp., Senior Notes:
80,000	9.625% due 11/15/09	62,000
110,000	10.250% due 9/15/10	110,825
	Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Notes:
70,000	8.625% due 4/1/09	54,250
50,000	10.750% due 10/1/09	39,750
100,000	Chukchansi Economic Development Authority, Senior Notes, 8.000% due 11/15/13 (a)	101,125
35,000	CMP Susquehanna Corp., Senior Subordinated Notes, 9.875% due 5/15/14 (a)	32,725

See Notes to Financial Statements.

Salomon Brothers High Income Fund Inc. 2006 Semi-Annual Report         9

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Face Amount	Security	Value

Media — 9.9% (continued)
	CSC Holdings Inc.:
$200,000	Debentures, Series B, 8.125% due 8/15/09	$204,500
	Senior Debentures:
15,000	7.875% due 2/15/18	15,038
25,000	7.625% due 7/15/18	24,875
105,000	Senior Notes, 7.250% due 4/15/12 (a)	101,850
	Series B:
50,000	8.125% due 7/15/09	51,125
50,000	7.625% due 4/1/11	50,250
110,000	Dex Media Inc., Discount Notes, step bond to yield 8.367% due 11/15/13	93,225
195,000	Dex Media West LLC/Dex Media Finance Co., Senior Subordinated Notes, Series B, 9.875% due 8/15/13	212,305
	DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., Senior Notes:
114,000	8.375% due 3/15/13	119,985
205,000	6.375% due 6/15/15	190,137
	EchoStar DBS Corp., Senior Notes:
100,000	6.625% due 10/1/14	94,250
420,000	7.125% due 2/1/16 (a)	406,350
125,000	Houghton Mifflin Co., Senior Discount Notes, step bond to yield 11.492% due 10/15/13	103,750
100,000	Interep National Radio Sales Inc., Senior Subordinated Notes, Series B, 10.000% due 7/1/08	84,500
75,000	Kabel Deutschland GMBH, Senior Notes, 10.625% due 7/1/14 (a)	79,500
200,000	Lamar Media Corp., Senior Subordinated Notes, 6.628% due 8/15/15	186,000
190,000	LodgeNet Entertainment Corp., Senior Subordinated Notes, 9.500% due 6/15/13	203,300
25,000	Mediacom LLC/Mediacom Capital Corp., Senior Notes, 9.500% due 1/15/13	25,000
145,000	Primedia Inc., Senior Notes, 8.875% due 5/15/11	139,925
	R.H. Donnelley Corp.:
	Senior Discount Notes:
75,000	Series A-1, 6.875% due 1/15/13 (a)	69,375
125,000	Series A-2, 6.875% due 1/15/13 (a)	115,625
275,000	Senior Notes, Series A-3, 8.875% due 1/15/16 (a)	278,781
50,000	R.H. Donnelley Finance Corp. I, Senior Subordinated Notes, 10.875% due 12/15/12 (a)	55,125
200,000	Radio One Inc., Senior Subordinated Notes, Series B, 8.875% due 7/1/11	208,250
	Rainbow National Services LLC:
260,000	Senior Notes, 8.750% due 9/1/12 (a)	274,300
25,000	Senior Subordinated Debentures, 10.375% due 9/1/14 (a)	27,813
	Rogers Cable Inc.:
60,000	Secured Notes, 5.500% due 3/15/14	53,550
50,000	Senior Secured Notes, 6.250% due 6/15/13	47,125
40,000	Senior Secured Second Priority Notes, 6.750% due 3/15/15	38,300

See Notes to Financial Statements.

10            Salomon Brothers High Income Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Face Amount	Security	Value

Media — 9.9% (continued)
$255,000	Sinclair Broadcast Group Inc., Senior Subordinated Notes, 8.000% due 3/15/12	$260,100
150,000	Videotron Ltee, Senior Notes, 6.375% due 12/15/15	137,625
	XM Satellite Radio Inc., Senior Notes:
50,000	9.649% due 5/1/13 (a)(b)	46,125
155,000	9.750% due 5/1/14 (a)	142,600
	Total Media	5,272,367

Metals & Mining — 0.9%
75,000	Aleris International Inc., Senior Secured Notes, 10.375% due 10/15/10	81,375
15,000	Chaparral Steel Co., Senior Notes, 10.000% due 7/15/13	16,425
25,000	Corporacion Nacional del Cobre-Codelco, Notes, 5.500% due 10/15/13 (a)	24,199
195,000	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15 (a)	214,500
125,000	RathGibson Inc., Senior Notes, 11.250% due 2/15/14 (a)	129,375
750,000	Republic Technologies International LLC/RTI Capital Corp., Senior Secured Notes, 13.750% due 7/15/09 (c)(d)(f)	0
	Total Metals & Mining	465,874

Multiline Retail — 0.6%
100,000	Harry & David Operations, Senior Notes, 9.000% due 3/1/13	91,000
215,000	Neiman Marcus Group Inc., Senior Subordinated Notes, 10.375% due 10/15/15 (a)	229,513
	Total Multiline Retail	320,513

Office Electronics — 0.4%
225,000	Xerox Capital Trust I Exchange Capital Securities, 8.000% due 2/1/27	226,969

Oil, Gas & Consumable Fuels — 7.3%
160,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	163,200
	Chesapeake Energy Corp., Senior Notes:
450,000	6.625% due 1/15/16	420,750
25,000	6.500% due 8/15/17	22,938
180,000	Magnum Hunter Resources Inc., Senior Notes, 9.600% due 3/15/12	190,800
	Compagnie Generale de Geophysique SA:
10,000	7.500% due 5/15/15 (a)	9,825
35,000	Senior Notes, 7.500% due 5/15/15	34,388
	El Paso Corp.:
	Medium-Term Notes:
250,000	7.800% due 8/1/31	244,062
300,000	7.750% due 1/15/32	293,625
200,000	Notes, 7.875% due 6/15/12	204,500
140,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	135,100
125,000	Inergy LP/Inergy Finance Corp., Senior Notes, 8.250% due 3/1/16	126,875
280,000	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14 (a)	281,050

See Notes to Financial Statements.

Salomon Brothers High Income Fund Inc. 2006 Semi-Annual Report         11

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Face Amount	Security	Value

Oil, Gas & Consumable Fuels — 7.3% (continued)
$225,000	Kerr-McGee Corp., Secured Notes, 6.875% due 9/15/11	$233,657
85,000	Mariner Energy Inc., Senior Notes, 7.500% due 4/15/13 (a)	82,237
110,000	Petrohawk Energy Corp., Senior Notes, 9.125% due 7/15/13 (a)	110,000
25,000	Petronas Capital Ltd., Notes, 7.875% due 5/22/22 (a)	28,705
130,000	Pogo Producing Co., Senior Subordinated Notes, 7.875% due 5/1/13 (a)	130,975
150,000	Quicksilver Resources Inc., Senior Subordinated Notes, 7.125% due 4/1/16	141,375
10,000	SESI LLC, Senior Notes, 6.875% due 6/1/14 (a)	9,675
150,000	Swift Energy Co., Senior Subordinated Notes, 9.375% due 5/1/12	159,000
	Whiting Petroleum Corp., Senior Subordinated Notes:
150,000	7.250% due 5/1/12	144,750
100,000	7.000% due 2/1/14	95,000
	Williams Cos. Inc.:
	Notes:
475,000	7.875% due 9/1/21	484,500
50,000	8.750% due 3/15/32	54,625
100,000	Senior Notes, 7.625% due 7/15/19	102,000
	Total Oil, Gas & Consumable Fuels	3,903,612

Paper & Forest Products — 1.6%
	Abitibi-Consolidated Inc.:
175,000	Debentures, 8.850% due 8/1/30	148,750
100,000	Notes, 7.750% due 6/15/11	92,250
240,000	Appleton Papers Inc., Senior Subordinated Notes, Series B, 9.750% due 6/15/14	243,600
40,000	Domtar Inc., Notes, 5.375% due 12/1/13	32,600
	NewPage Corp.:
45,000	Senior Secured Notes, 11.399% due 5/1/12 (b)	49,275
60,000	Senior Subordinated Notes, 12.000% due 5/1/13	62,400
45,000	P.H. Glatfelter, Senior Notes, 7.125% due 5/1/16 (a)	44,645
200,000	Smurfit Capital Funding PLC, Debentures, 7.500% due 11/20/25	183,000
	Total Paper & Forest Products	856,520

Personal Products — 0.4%
125,000	DEL Laboratories Inc., Senior Secured Notes, 10.149% due 11/1/11 (a)(b)	128,750
65,000	Playtex Products Inc., Senior Secured Notes, 8.000% due 3/1/11	67,600
	Total Personal Products	196,350

Pharmaceuticals — 0.3%
185,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12	175,981

Real Estate Investment Trusts (REITs) — 1.8%
150,000	Felcor Lodging LP, Senior Notes, 8.500% due 6/1/11	159,750
5,000	Forest City Enterprises Inc., Senior Notes, 7.625% due 6/1/15	5,062

See Notes to Financial Statements.

12            Salomon Brothers High Income Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Face Amount	Security	Value

Real Estate Investment Trusts (REITs) — 1.8% (continued)
	Host Marriott LP, Senior Notes:
$85,000	6.750% due 6/1/16 (a)	$81,494
500,000	Series O, 6.375% due 3/15/15	472,500
200,000	Omega Healthcare Investors Inc., Senior Notes, 7.000% due 4/1/14	190,000
40,000	Ventas Realty LP/Ventas Capital Corp., Senior Notes, 6.500% due 6/1/16	38,550
	Total Real Estate Investment Trusts (REITs)	947,356

Real Estate Management & Development — 0.2%
90,000	Kimball Hill Inc., Senior Subordinated Notes, 10.500% due 12/15/12	83,700

Road & Rail — 0.6%
110,000	Avis Budget Car Rental LLC/Avis Budget Finance Inc., Senior Notes, 7.576% due 5/15/14 (a)(b)	110,275
	Grupo Transportacion Ferroviaria Mexicana SA de CV, Senior Notes:
40,000	10.250% due 6/15/07	41,400
160,000	9.375% due 5/1/12	171,200
10,000	12.500% due 6/15/12	11,075
	Total Road & Rail	333,950

Semiconductors & Semiconductor Equipment — 0.4%
11,000	Amkor Technology Inc., Senior Subordinated Notes, 10.500% due 5/1/09	11,303
210,000	MagnaChip Semiconductor, Senior Subordinated Notes, 8.000% due 12/15/14	175,350
	Total Semiconductors & Semiconductor Equipment	186,653

Software — 0.5%
110,000	Activant Solutions Inc., Senior Subordinated Notes, 9.500% due 5/1/16 (a)	106,975
165,000	UGS Capital Corp. II, Senior Notes, 10.380% due 6/1/11 (a)(b)(e)	164,175
	Total Software	271,150

Specialty Retail — 1.7%
	AutoNation Inc., Senior Notes:
40,000	7.045% due 4/15/13 (a)(b)	40,000
50,000	7.000% due 4/15/14 (a)	49,500
105,000	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	98,437
40,000	Brookstone Co. Inc., Senior Notes, 12.000% due 10/15/12 (a)	35,400
175,000	Buffets Inc., Senior Subordinated Notes, 11.250% due 7/15/10	181,781
35,000	EPL Finance Corp., Senior Notes, 11.750% due 11/15/13 (a)	40,163
75,000	Eye Care Centers of America, Senior Subordinated Notes, 10.750% due 2/15/15	83,063
150,000	Hines Nurseries Inc., Senior Notes, 10.250% due 10/1/11	144,750
114,000	Jafra Cosmetics International Inc., Senior Subordinated Notes, 10.750% due 5/15/11	122,835
125,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	117,500
	Total Specialty Retail	913,429

See Notes to Financial Statements.

Salomon Brothers High Income Fund Inc. 2006 Semi-Annual Report         13

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Face Amount	Security	Value

Textiles, Apparel & Luxury Goods — 0.8%
	Levi Strauss & Co., Senior Notes:
$200,000	12.250% due 12/15/12	$222,000
75,000	9.750% due 1/15/15	75,375
40,000	Russell Corp., Senior Notes, 9.250% due 5/1/10	42,050
125,000	Simmons Co., Senior Discount Notes, step bond to yield 9.995% due 12/15/14	83,750
	Total Textiles, Apparel & Luxury Goods	423,175

Trading Companies & Distributors — 0.3%
130,000	Transdigm Inc., Senior Subordinated Notes, 7.750% due 7/15/14 (a)	130,000

Wireless Telecommunication Services — 3.0%
125,000	Centennial Communications Corp., Senior Notes, 10.740% due 1/1/13 (b)	128,125
200,000	Centennial Communications Corp./Centennial Cellular Operating Co. LLC/Centennial Puerto Rico Operations Corp., Senior Notes, 8.125% due 2/1/14	193,500
720,000	Nextel Communications Inc., Senior Notes, Series D, 7.375% due 8/1/15	733,368
60,000	Rogers Wireless Inc., Senior Subordinated Notes, 8.000% due 12/15/12	61,650
145,000	Rural Cellular Corp., Senior Notes, 9.875% due 2/1/10	149,894
200,000	UbiquiTel Operating Co., Senior Notes, 9.875% due 3/1/11	218,500
85,000	U.S. Unwired Inc., Second Priority Secured Notes, Series B, 10.000% due 6/15/12	94,775
	Total Wireless Telecommunication Services	1,579,812
	TOTAL CORPORATE BONDS & NOTES (Cost — $45,213,547)	43,871,819

ASSET-BACKED SECURITY — 0.0%
Diversified Financial Services — 0.0%
493,850	Airplanes Pass-Through Trust, Series D, 10.875% due 3/15/19 (c)(d)(f) (Cost — $493,805)	0

CONVERTIBLE BONDS & NOTES — 0.3%
Semiconductors & Semiconductor Equipment — 0.1%
35,000	Amkor Technology Inc., 2.500% due 5/15/11	32,419

Wireless Telecommunication Services — 0.2%
125,000	American Tower Corp., Notes, 5.000% due 2/15/10	124,844
	TOTAL CONVERTIBLE BONDS & NOTES (Cost — $104,769)	157,263

SOVEREIGN BONDS — 9.4%
Argentina — 0.4%
	Republic of Argentina:
205,625	4.889% due 8/3/12 (b)	190,386
65,000	GDP Linked Securities, 1.330% due 12/15/35 (b)	5,688
	Total Argentina	196,074

See Notes to Financial Statements.

14            Salomon Brothers High Income Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Face Amount	Security	Value

Brazil — 2.2%
	Federative Republic of Brazil:
$513,000	11.000% due 8/17/40	$635,607
	Collective Action Securities:
190,000	8.875% due 10/14/19	211,850
105,000	8.750% due 2/4/25	115,290
225,000	8.250% due 1/20/34	237,656
	Total Brazil	1,200,403

Chile — 0.1%
46,000	Republic of Chile, 5.500% due 1/15/13	45,260

Colombia — 0.4%
	Republic of Colombia:
75,000	10.750% due 1/15/13	88,350
25,000	11.750% due 2/25/20	33,125
85,000	10.375% due 1/28/33	106,675
	Total Colombia	228,150

Ecuador — 0.1%
75,000	Republic of Ecuador, 9.000% due 8/15/30 (a)	72,563

El Salvador — 0.2%
	Republic of El Salvador:
75,000	7.750% due 1/24/23 (a)	79,875
20,000	8.250% due 4/10/32 (a)	21,000
	Total El Salvador	100,875

Malaysia — 0.2%
100,000	Penerbangan Malaysia Berhad, 5.625% due 3/15/16 (a)	96,125

Mexico — 1.8%
	United Mexican States:
14,000	7.500% due 1/14/12	14,875
	Medium-Term Notes:
130,000	5.625% due 1/15/17	121,485
	Series A:
528,000	5.875% due 1/15/14	514,800
52,000	6.625% due 3/3/15	52,650
235,000	8.000% due 9/24/22	262,612
	Total Mexico	966,422

See Notes to Financial Statements.

Salomon Brothers High Income Fund Inc. 2006 Semi-Annual Report         15

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Face Amount	Security	Value

Panama — 0.3%
	Republic of Panama:
$35,000	7.250% due 3/15/15	$35,525
50,000	8.875% due 9/30/27	56,750
30,000	9.375% due 4/1/29	35,775
28,636	PDI, 5.563% due 7/17/16 (b)	28,636
	Total Panama	156,686

Peru — 0.6%
	Republic of Peru:
105,000	9.875% due 2/6/15	123,375
23,000	8.750% due 11/21/33	25,702
48,500	FLIRB, 5.000% due 3/7/17 (b)	46,802
	Global Bonds:
20,000	8.375% due 5/3/16	21,650
8,000	7.350% due 7/21/25	7,880
	PDI:
79,000	5.000% due 3/7/17 (b)	76,630
17,380	5.000% due 3/7/17 (a)(b)	16,946
	Total Peru	318,985

Philippines — 0.3%
125,000	Republic of the Philippines, 9.375% due 1/18/17	137,812

Russia — 1.2%
	Russian Federation:
55,000	11.000% due 7/24/18 (a)	76,038
15,000	12.750% due 6/24/28 (a)	25,350
530,000	5.000% due 3/31/30 (a)	565,112
	Total Russia	666,500

South Africa — 0.1%
75,000	Republic of South Africa, 6.500% due 6/2/14	75,188

Turkey — 0.6%
	Republic of Turkey:
25,000	11.750% due 6/15/10	28,250
50,000	11.500% due 1/23/12	57,438
37,000	11.000% due 1/14/13	42,411
75,000	7.250% due 3/15/15	70,687
47,000	7.000% due 6/5/20	42,183
44,000	11.875% due 1/15/30 (g)	60,280
28,000	8.000% due 2/14/34	26,495
	Total Turkey	327,744

See Notes to Financial Statements.

16            Salomon Brothers High Income Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Face Amount	Security	Value

Ukraine — 0.2%
$100,000	Republic of Ukraine, 7.650% due 6/11/13 (a)	$101,000

Uruguay — 0.2%
100,000	Republic of Uruguay, Benchmark Bonds, 7.250% due 2/15/11	100,500

Venezuela — 0.5%
	Bolivarian Republic of Venezuela:
145,000	5.375% due 8/7/10 (a)	138,185
16,000	7.650% due 4/21/25	15,960
37,000	Bonds, 5.750% due 2/26/16	33,023
45,000	Collective Action Securities, Notes, 10.750% due 9/19/13	53,617
	Total Venezuela	240,785
	TOTAL SOVEREIGN BONDS (Cost — $4,982,071)	5,031,072

U.S. GOVERNMENT & AGENCY OBLIGATION — 1.7%
U.S. Government Obligations — 1.7%
1,000,000	U.S. Treasury Notes, 4.500% due 2/15/36 (Cost — $931,912)	896,954

Shares

ESCROWED SHARES (f) — 0.0%
1,000,000	Breed Technologies Inc. (d)*	0
1,000,000	Pillowtex Corp.*	0
	TOTAL ESCROWED SHARES (Cost — $0)	0

COMMON STOCKS — 1.0%
CONSUMER DISCRETIONARY — 0.0%
Hotels, Restaurants & Leisure — 0.0%
500	Ameriking Inc. (d)(f)*	0

Household Durables — 0.0%
429,302	Home Interiors of Gifts Inc. (d)(f)*	4,293
3,747	Mattress Discounters Co. (d)(f)*	0
	Total Household Durables	4,293
	TOTAL CONSUMER DISCRETIONARY	4,293

INFORMATION TECHNOLOGY — 0.0%
Computers & Peripherals — 0.0%
6,084	Axiohm Transaction Solutions Inc. (d)(f)*	0

See Notes to Financial Statements.

Salomon Brothers High Income Fund Inc. 2006 Semi-Annual Report         17

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Shares	Security	Value

MATERIALS — 0.1%
Chemicals — 0.1%
4,329	Applied Extrusion Technologies Inc., Class B Shares (d)(h)*	$28,138

TELECOMMUNICATION SERVICES — 0.9%
Wireless Telecommunication Services — 0.9%
16,497	American Tower Corp., Class A Shares*	513,387
	TOTAL COMMON STOCKS (Cost — $643,317)	545,818

PREFERRED STOCKS — 0.1%
CONSUMER DISCRETIONARY — 0.0%
Textiles, Apparel & Luxury Goods — 0.0%
8	Anvil Holdings, Inc., Senior Exchange, Series B, 13.000% (f)*	42

CONSUMER STAPLES — 0.0%
Hotels, Restaurants & Leisure — 0.0%
1,271	Ameriking, Inc., Cumulative Exchangeable, 13.000% (d)(f)*	0

ENERGY — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
197	Chesapeake Energy Corp., 6.250%	51,148

FINANCIALS — 0.0%
Diversified Financial Services (d)(f)* — 0.0%
803	TCR Holdings Corp., Class B Shares	1
442	TCR Holdings Corp., Class C Shares	1
1,165	TCR Holdings Corp., Class D Shares	1
2,410	TCR Holdings Corp., Class E Shares	2
	TOTAL FINANCIALS	5
	TOTAL PREFERRED STOCKS (Cost — $54,424)	51,195

Warrants

WARRANTS (d) — 0.0%
250	Brown Jordan International Inc., Expires 8/15/07 (a)*	2
1,607,813	ContiFinancial Corp., Liquidating Trust, Units of Interest (Represents interest in a trust in the liquidation of ContiFinancial Corp. and its affiliates)*	5
780	Mattress Discounters Co., Expires 7/15/07 (a)(f)*	0
6,723	Pillowtex Corp., Expires 11/24/09 (f)*	0
	TOTAL WARRANTS (Cost — $23,632)	7
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $52,447,477)	50,554,128

See Notes to Financial Statements.

18            Salomon Brothers High Income Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Face Amount	Security	Value

SHORT-TERM INVESTMENTS — 5.2%
Repurchase Agreement — 5.2%
$2,789,000	Merrill Lynch, Pierce, Fenner & Smith Inc. tri-party repurchase agreement dated 6/30/06, 5.150% due 7/3/06; Proceeds at maturity — $2,790,197; (Fully collateralized by Freddie Mac Discount Note, 0.000% due 6/26/07; Market value — $2,845,435) (i) (Cost — $2,789,000)	$2,789,000

Shares

Securities Purchased from Securities Lending Collateral — 0.0%
13,762	State Street Navigator Securities Lending Trust Prime Portfolio (Cost — $13,762)	13,762
	TOTAL SHORT-TERM INVESTMENTS (Cost — $2,802,762)	2,802,762
	TOTAL INVESTMENTS — 100.0% (Cost — $55,250,239#)	53,356,890
	Liabilities in Excess of Other Assets — 0.0%	(24,312)
	TOTAL NET ASSETS — 100.0%	$53,332,578

*  Non-income producing security.

(a)          Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)         Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2006.

(c)          Security is currently in default.

(d)         Illiquid security.

(e)          Payment-in-kind security for which part of the income earned may be paid as additional principal.

(f)            Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).

(g)         All or a portion of this security is held at the broker as collateral for open reverse repurchase agreements.

(h)         All or a portion of this security is on loan (See Notes 1 and 3).

(i)             All or a portion of this security is segregated for reverse repurchase agreements and extended settlements.

#                 Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
FLIRB	– Front-Loaded Interest Reduction Bonds
GDP	– Gross Domestic Product
PDI	– Past Due Interest

See Notes to Financial Statements.

Salomon Brothers High Income Fund Inc. 2006 Semi-Annual Report         19

Statement of Assets and Liabilities (June 30, 2006) (unaudited)

ASSETS:
Investments, at value (Cost — $55,250,239)	$53,356,890
Cash	994
Interest receivable	1,135,608
Receivable for securities sold	61,211
Prepaid expenses	13,791
Total Assets	54,568,494
LIABILITIES:
Payable for securities purchased	1,043,816
Payable for open reverse repurchase agreement (Notes 1 and 3)	58,080
Investment management fee payable	30,928
Payable for loaned securities collateral (Notes 1 and 3)	13,762
Directors’ fees payable	532
Interest payable	16
Accrued expenses	88,782
Total Liabilities	1,235,916
Total Net Assets	$53,332,578

NET ASSETS:
Par value ($0.001 par value; 5,140,713 shares issued and outstanding; 100,000,000 shares authorized)	$5,141
Paid-in capital in excess of par value	65,044,365
Undistributed net investment income	8,543
Accumulated net realized loss on investments	(9,832,122)
Net unrealized depreciation on investments	(1,893,349)
Total Net Assets	$53,332,578

Shares Outstanding	5,140,713
Net Asset Value	$10.37

See Notes to Financial Statements.

20            Salomon Brothers High Income Fund Inc. 2006 Semi-Annual Report

Statement of Operations (For the six months ended June 30, 2006) (unaudited)

INVESTMENT INCOME:
Interest	$2,137,012
Income from securities lending	3,068
Total Investment Income	2,140,080
EXPENSES:
Investment management fee (Note 2)	188,571
Shareholder reports	36,479
Directors’ fees	31,771
Audit and tax	27,383
Transfer agent fees	15,266
Legal fees	10,434
Custody fees	9,388
Stock exchange listing fees	7,459
Interest expense (Note 3)	37
Miscellaneous expenses	1,488
Total Expenses	328,276
Less: Fee waivers and/or expense reimbursements (Note 2)	(1,195)
Net Expenses	327,081
Net Investment Income	1,812,999
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Gain From Investment Transactions	1,324,754
Change in Net Unrealized Appreciation/Depreciation From Investments	(2,045,744)
Net Loss on Investments	(720,990)
Increase in Net Assets From Operations	$1,092,009

See Notes to Financial Statements.

Salomon Brothers High Income Fund Inc. 2006 Semi-Annual Report         21

Statements of Changes in Net Assets

For the six months ended June 30, 2006 (unaudited)
and the year ended December 31, 2005

	2006	2005
OPERATIONS:
Net investment income	$1,812,999	$3,597,452
Net realized gain	1,324,754	42,048
Change in net unrealized appreciation/depreciation	(2,045,744)	(1,127,285)
Increase in Net Assets From Operations	1,092,009	2,512,215
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(1,727,280)	(3,649,906)
Decrease in Net Assets From Distributions to Shareholders	(1,727,280)	(3,649,906)
Decrease in Net Assets	(635,271)	(1,137,691)
NET ASSETS:
Beginning of period	53,967,849	55,105,540
End of period*	$53,332,578	$53,967,849

* Includes undistributed (overdistributed) net investment income of:	$8,543	$(77,176)

See Notes to Financial Statements.

22            Salomon Brothers High Income Fund Inc. 2006 Semi-Annual Report

Financial Highlights

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

	2006(1)		2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$10.50		$10.72	$10.47	$9.02	$9.58	$10.13
Income (Loss) From Operations:
Net investment income	0.35		0.70	0.72	0.81	0.86	1.05
Net realized and unrealized gain (loss)	(0.14)		(0.21)	0.41	1.60	(0.42)	(0.30)
Total Income From Operations	0.21		0.49	1.13	2.41	0.44	0.75
Less Distributions From:
Net investment income	(0.34)		(0.71)	(0.88)	(0.96)	(0.86)	(1.05)
Return of capital	—		—	—	—	(0.14)	(0.25)
Total Distributions	(0.34)		(0.71)	(0.88)	(0.96)	(1.00)	(1.30)
Net Asset Value, End of Period	$10.37		$10.50	$10.72	$10.47	$9.02	$ 9.58
Market Price, End of Period	$ 9.04		$ 8.99	$10.23	$11.42	$9.39	$10.55
Total Return, Based on NAV(2)	1.96%		4.80%	11.53%	28.03%	5.01%	7.72%
Total Return, Based on Market Price(3)	4.26%		(5.29)%	(2.70)%	33.31%	(1.32)%	(1.69)%
Net Assets, End of Period (000s)	$53,333		$53,968	$55,106	$53,477	$45,665	$48,080
Ratios to Average Net Assets:
Gross expenses	1.22	(4)%	1.30%	1.41%	1.44%	1.35%	1.21%
Gross expenses, excluding interest expense	1.22	(4)	1.30	1.41	1.44	1.35	1.21
Net expenses	1.21	(4)(5)	1.30	1.41	1.44	1.35	1.21
Net expenses, excluding interest expense	1.21	(4)(5)	1.30	1.41	1.44	1.35	1.21
Net investment income	6.73	(4)	6.66	7.01	8.27	9.41	10.62
Portfolio Turnover Rate	42%		46%	56%	57%	117%	153%

(1)              For the six months ended June 30, 2006 (unaudited).

(2)              Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(3)              The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(4)              Annualized.

(5)              Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Salomon Brothers High Income Fund Inc. 2006 Semi-Annual Report         23

Notes to Financial Statements (unaudited)

1.  Organization and Significant Accounting Policies

Salomon Brothers High Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Fund seeks to maintain a high level of current income by investing at least 80% of its total assets in high-yield debt securities issued by U.S. corporations and foreign governments.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements in which the Fund sells portfolio securities and agrees to repurchase them from the buyer at a specified date and price. Whenever the Fund enters into a reverse repurchase agreement, the Fund’s custodian delivers liquid assets to the counterparty in an amount at least equal to the repurchase price (including accrued interest). The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings, which may create leverage risk to the Fund.

24            Salomon Brothers High Income Fund Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

(d) Lending of Portfolio Securities. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. In exchange for lending securities under the terms of the agreement with its custodian, the Fund receives a lender’s fee. Fees earned by the Fund on securities lending are recorded as securities lending income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which varies depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund maintains the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

(e) Credit and Market Risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(f) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(g) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Salomon Brothers High Income Fund Inc. 2006 Semi-Annual Report         25

Notes to Financial Statements (unaudited) (continued)

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2.  Investment Management Agreement and Other Transactions with Affiliates

For the period of this report, Salomon Brothers Asset Management Inc. (“SBAM”), an indirect wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”), acted as the investment manager of the Fund. Under the investment management agreement, the Fund paid an investment management fee calculated at an annual rate of 0.70% of the Fund’s average weekly net assets. This fee is calculated daily and paid monthly.

During the six months ended June 30, 2006, SBAM waived a portion of their fees amounting to $1,195.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3.  Investments

During the six months ended June 30, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$21,631,106	$1,479,837
Sales	20,673,652	544,372

At June 30, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$1,702,455
Gross unrealized depreciation	(3,595,804)
Net unrealized depreciation	$(1,893,349)

At June 30, 2006, the Fund had the following open reverse repurchase agreements:

Face Amount	Security	Value
$ 58,080

Reverse Repurchase Agreement with Deutsche Bank dated 6/6/06 bearing 1.000% to be repurchased at $58,669 on 7/10/06, collateralized by: $44,000 Republic of Turkey, 11.875% due 1/15/30; Market value (including accrued interest) — $62,689

$ 58,080

26            Salomon Brothers High Income Fund Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Transactions in reverse repurchase agreements for the Fund during the six months ended June 30, 2006 were as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Outstanding
$58,080	1.00%	$58,080

Interest rates on reverse repurchase agreements was 1.00% during the six months ended June 30, 2006. Interest expense incurred on reverse repurchase agreements totaled $37.

At June 30, 2006, the Fund loaned securities having a market value of $12,952. The Fund received cash collateral amounting to $13,762 which was invested into the State Street Navigator Securities Lending Trust Prime Portfolio, a Rule 2a-7 money market fund, under the 1940 Act.

4.  Dividends Subsequent to June 30, 2006

On May 8, 2006, the Fund’s Board declared two distributions, each in the amount of $0.056 per share, payable on July 28, 2006 and August 25, 2006 to shareholders of record on July 25, 2006 and August 22, 2006, respectively.

On July 25, 2006, the Fund’s Board declared three distributions, each in the amount of $0.06 per share, payable on September 29, 2006, October 27, 2006 and November 24, 2006 to shareholders of record on September 22, 2006, October 20, 2006 and November 17, 2006, respectively.

5.  Capital Loss Carryforward

As of December 31, 2005, the Fund had, for federal income tax purposes, a net capital loss carryforward of $11,125,116, of which $1,396,942 expires in 2008, $8,479,731 expires in 2009 and $1,248,443 expires in 2010. These amounts will be available to offset any future taxable capital gains.

6.  Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGM”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the

Salomon Brothers High Income Fund Inc. 2006 Semi-Annual Report         27

Notes to Financial Statements (unaudited) (continued)

Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for approval by the SEC. At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

The order also requires that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses, be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

28            Salomon Brothers High Income Fund Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

7.  Other Matters

On September 16, 2005, the staff of the SEC informed SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBAM for alleged violations of Sections 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBAM.

Although there can be no assurance, SBAM believes that this matter is not likely to have a material adverse effect on the Fund.

8.  Subsequent Events

The Fund’s Board has approved a new management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”), under which LMPFA will act as the investment adviser for the Fund effective August 1, 2006. The Fund’s Board has also approved a new sub-advisory agreement for the Fund between LMPFA and Western Asset Management Company (“Western Asset”). LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason. The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes.

LMPFA will provide administrative and certain oversight services to the Fund. LMPFA will delegate to the subadviser, as applicable, the day-to-day portfolio management of the Fund. The management fees for the Fund will remain unchanged. For its services, LMPFA will pay Western Asset 70% of the net management fee that it receives from the Fund.

In addition to these advisory changes, it is expected that the Fund’s name will change to Western Asset High Income Fund Inc. in October 2006.

9.  Recent Accounting Pronouncement

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes—an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109 by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based

Salomon Brothers High Income Fund Inc. 2006 Semi-Annual Report         29

Notes to Financial Statements (unaudited) (continued)

solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be January 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the financial statements.

30            Salomon Brothers High Income Fund Inc. 2006 Semi-Annual Report

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting held in person on June 26, 2006, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or any sub-investment adviser or proposed sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Fund and the Manager. The Fund’s Board, including a majority of the Independent Board Members, also approved one or more new subadvisory agreements between the Manager and Western Asset Management Company (the “Subadviser”) (the “New Subadvisory Agreement”). The New Management Agreement and the New Subadvisory Agreements replaced the Fund’s prior management agreement with Salomon Brothers Asset Management Inc. (“SBAM”) and were entered into in connection with an internal reorganization of the Manager’s and the prior manager’s parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreement, the Board, including the Independent Board Members, considered the factors discussed below, among other things.

The Board noted that the Manager will provide administrative and certain oversight services to the Fund, and that the Manager will delegate to the Subadviser the day-to-day portfolio management of the Fund. The Board Members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Fund. The Board Members noted that the portfolio management team was expected to be the same as then managing the Fund.

The Board Members received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Manager under the New Management Agreement and by the Subadviser under the New Subadvisory Agreement. The Board Members’ evaluation of the services expected to be provided by the Manager and the Subadviser took into account the Board Members’ knowledge and familiarity gained as Fund Board Members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board Members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadviser and the qualifications, backgrounds and responsibilities of their senior personnel. The Board Members further considered the financial resources available to the Manager, the Subadviser and Legg Mason. The Board Members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreement were acceptable.

The Board Members also received and considered performance information for the Fund as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board Members were provided with a description of the methodology Lipper used to determine the similarity of the Fund to the funds included

Salomon Brothers High Income Fund Inc.       31

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

in the Performance Universe. The Board Members noted that they had received and discussed with management, at periodic intervals, information comparing the Fund’s performance against, among other things, its benchmark. Based on the Board Members’ review, which included careful consideration of the factors noted above, the Board Members concluded that the performance of the Fund under the circumstances, supported approval of the New Management Agreement and New Subadvisory Agreement.

The Board Members reviewed and considered the management fee that would be payable by the Fund to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager. Additionally, the Board Members received and considered information comparing the Fund’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board Members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadviser in light of the nature, extent and quality of the management services expected to be provided by the Subadviser. The Board Members noted that the Manager, and not the Fund, will pay the subadvisory fee to the Subadviser. The Board Members determined that the Fund’s management fee and the Fund’s subadvisory fee were reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the New Management Agreement and the New Subadvisory Agreement.

The Board Members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Fund, including information with respect to the allocation methodologies used in preparing the profitability data. The Board Members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board Members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Fund and other factors considered, they determined that the management fee was reasonable. The Board Members noted that they expect to receive profitability information on an annual basis.

In their deliberations, the Board Members also considered, and placed significant importance on, information that had been received and conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Fund’s prior management agreement, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreement.

The Board Members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreement were being entered into in connection with an internal reorganization within Legg Mason, that did not involve an actual change of control or management. The Board Members further

32            Salomon Brothers High Income Fund Inc.

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

noted that the terms and conditions of the New Management Agreement are substantially identical to those of the Fund’s previous management agreement except for the identity of the Manager, and that the initial term of the New Management Agreement (after which it will continue in effect only if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Board Members) was the same as that under the prior management agreement.

In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreement. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present.

Salomon Brothers High Income Fund Inc.       33

Additional Shareholder Information (unaudited)

Results of Annual Meeting of Stockholders

The Fund held its Annual Meeting of Stockholders on April 28, 2006, for the purpose of voting upon the election of Carol L. Colman and R. Jay Gerken as Class III Directors of the Fund, to serve until the 2009 Annual Meeting of Stockholders. The following table provides information concerning the matter voted upon at the Meeting.

Election of Directors

Nominees	Votes For	Votes Withheld
Class III – to serve until the year 2009
Carol L. Colman	4,268,394	95,795
R. Jay Gerken	4,283,146	81,043

At June 30, 2006, in addition to Carol L. Colman and R. Jay Gerken, the other Directors of the Fund were as follows:

Daniel P. Cronin

Leslie H. Gelb

William R. Hutchinson

Dr. Riordan Roett

Jeswald W. Salacuse

34            Salomon Brothers High Income Fund Inc.

Dividend Reinvestment Plan (unaudited)

Pursuant to certain rules of the SEC the following additional disclosure is provided.

Pursuant to the Fund’s Dividend Reinvestment and Cash Purchase Plan (“Plan”) shareholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by American Stock Transfer & Trust Company (“Plan Agent”) in Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by American Stock Transfer & Trust Company, as dividend paying agent. Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent. In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Directors of the Fund declare a distribution payable either in the Fund’s Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the distribution payment date or, if that date is not a NYSE trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare a distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the NYSE or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full distribution amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the distribution amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, monthly, in a minimum amount of $250, for investment in the Fund’s Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in

Salomon Brothers High Income Fund Inc.       35

Dividend Reinvestment Plan (unaudited) (continued)

the open market on or about the first business day of each month. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting distributions or voluntary cash payments. The Plan Agent’s fees for the reinvestment of distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions and voluntary cash payments made by the participant or any distributions payable only in cash. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The reinvestment of distributions under the Plan will not relieve participants of any income tax which may be payable on such distributions.

Participants may terminate their accounts under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any distribution record date. Upon termination, the Plan Agent will send the participant a certificate for the full shares held in the account and a cash adjustment for any fractional shares to be delivered to each shareholder without charge.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 59 Maiden Lane, New York, New York 10038.

36            Salomon Brothers High Income Fund Inc.

Salomon Brothers
High Income Fund Inc.

DIRECTORS

Carol L. Colman

Daniel P. Cronin

Leslie H. Gelb

R. Jay Gerken, CFA Chairman

William R. Hutchinson

Riordan Roett

Jeswald W. Salacuse

OFFICERS

R. Jay Gerken, CFA
President and Chief Executive Officer

Frances M. Guggino
Chief Financial Officer and Treasurer

Ted P. Becker
Chief Compliance Officer

Wendy S. Setnicka
Controller

Robert I. Frenkel
Secretary and Chief Legal Officer

SALOMON BROTHERS HIGH INCOME FUND INC.

125 Broad Street
10th Floor, MF-2
New York, New York 10004

INVESTMENT MANAGER

Legg Mason Partners Fund Advisor, LLC

SUBADVISER

Western Asset Management Company

CUSTODIAN

State Street Bank & Trust Company
225 Franklin Street
Boston, Massachusetts 02110

TRANSFER AGENT

American Stock Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
345 Park Avenue
New York, NY 10154

LEGAL COUNSEL

Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017

NEW YORK STOCK
EXCHANGE SYMBOL

HIF

This report is transmitted to the shareholders of the Salomon Brothers High Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock Transfer &
Trust Company
59 Maiden Lane
New York, New York 10038

Salomon Brothers
High Income Fund Inc.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be

SAM0896 6/06	SR06-124	obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-446-1013.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-446-1013, (2) on the Fund’s website at http://www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2.                  CODE OF ETHICS.

Not applicable.

ITEM 3.                  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

Item 4.                    Principal Accountant Fees and Services

Not applicable.

ITEM 5.                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Concerning Citigroup Asset Management (1) (CAM) Proxy Voting Policies and Procedures

The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that CAM has adopted to seek to ensure that CAM votes proxies relating to equity securities in the best interest of clients.

CAM votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on

(1) Citigroup Asset Management comprises CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms.  On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”).  As part of this transaction, CAM North America, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason.  Under a licensing agreement between Citigroup and Legg Mason, the names of CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason.  Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”.  All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.  Legg Mason and its subsidiaries, including CAM North America, LLC, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of CAM’s goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM’s compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM Legg Mason affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM Legg Mason affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that relationships between a non-CAM Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-CAM Legg Mason affiliate) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between CAM and certain other Legg Mason business units.

CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

ITEM 8.                  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.                SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                EXHIBITS.

(a)           Not applicable.

(b)           Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers High Income Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Salomon Brothers High Income Fund Inc.

Date:	September 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Salomon Brothers High Income Fund Inc.

Date:	September 8, 2006

By:	/s/ (Frances M. Guggino)
(Frances M. Guggino)
Chief Financial Officer of
Salomon Brothers High Income Fund Inc.

Date:	September 8, 2006